UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15 (D) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): November 9, 2004

JED Oil Inc.

(Exact name of registrant as specified in its charter)

Alberta, Canada (State or other jurisdiction of incorporation or organization)	333-111435 (Commission File Number)	n/a (IRS employer identification no.)
Suite 2600, 500 – 4th Avenue S.W. Calgary, Alberta, Canada	T2P 2V6
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(403) 537-3250
(403) 294-1197 (fax)

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition.

On November 9, 2004, JED Oil Inc. issued the press release attached hereto as Exhibit 9.01.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits
Exhibit No.	Description
9.01	Press release issued November 9, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2004	JED Oil Inc. (Registrant)
/s/ Bruce A. Stewart
Bruce A. Stewart Chief Financial Officer (Principal Financial and Accounting Officer)